Exhibit 10.1

EIGHTH AMENDMENT TO CREDIT AGREEMENT

This Eighth Amendment to Credit Agreement (the "Amendment"), dated as of May 2, 2019, is among UNITED STATES LIME & MINERALS, INC., a Texas corporation (the "Borrower"), the financial institutions and other lenders listed on the signature pages hereof (such financial institutions and lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as "Lenders"), and WELLS FARGO BANK, N.A., as administrative agent for the Lenders (the "Administrative Agent").

RECITALS:

A. The Borrower, certain of the Lenders and the Administrative Agent entered into that certain Credit Agreement dated as of August 25, 2004, as amended by the First Amendment to Credit Agreement dated as of August 31, 2005, by the Second Amendment to Credit Agreement dated as of October 19, 2005, by the Third Amendment to Credit Agreement dated as of March 31, 2007, by the Fourth Amendment to Credit Agreement dated as of June 1, 2010, by the Fifth Amendment to Credit Agreement dated as of May 7, 2015, by the Sixth Amendment to Credit Agreement dated as of October 27, 2016 and by the Seventh Amendment to Credit Agreement dated as of May 2, 2019 (said Credit Agreement as amended, extended, renewed or restated from time to time, the "Credit Agreement").

B. The Borrower and the Lender have agreed to an amendment to the Credit Agreement to add a definition that was inadvertently omitted.
C. The Lenders, the Administrative Agent and the Swing Line Lender hereby agree to amend the Credit Agreement on and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I Definitions

1.1 Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement as amended hereby, and all references to "Sections," "clauses," "Articles," "Exhibits," and "Schedules" are references to the Credit Agreement's sections, clauses, articles, exhibits and schedules.

ARTICLE II Amendments to Credit Agreement
2.1 Amendments to Section 1.01. Section 1.01 of the Credit Agreement is amended as follows:
(a) The following definitions are hereby added to Section 1.01 in appropriate alphabetical order to read as follows:

 “London Banking Day” means any day on which dealings in Dollar deposits are conducted by and between banks in the London interbank Eurodollar market.

ARTICLE III Conditions Precedent
3.1 Conditions. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:
(a) The Administrative Agent shall have received executed counterparts of this Amendment from each party hereto.

(b) The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, opinions, certificates and instruments as the Administrative Agent shall reasonably require.

ARTICLE IV Ratifications, Representations and Warranties

4.1 Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.  The Borrower, the Lenders and the Administrative Agent agree that the Credit Agreement as amended hereby shall continue to be legal, valid, binding and enforceable in accordance with its terms.

4.2 Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of the Borrower and will not violate the articles of incorporation or bylaws of the Borrower, (b) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof (excluding, however, representations and warranties that relate to a specific date and were true and correct on such date), (c) no Default or Event of Default has occurred and is continuing, and (d) the Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby.

ARTICLE V Miscellaneous

5.1 Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document including any Loan Document  furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent and the Lenders to rely upon them.

5.2 Reference to Credit Agreement.  Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

5.3 Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.4 Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of each Lender, the Administrative Agent and the Borrower and their respective successors and assigns, except the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

5.5 Effect of Waiver.  No consent or waiver, express or implied, by the Administrative Agent or any Lender to or for any breach of or deviation from any covenant, condition or duty by the Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

5.6 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.7 Costs, Expenses and Taxes.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

5.8 Guarantor's Acknowledgment.  By signing below, each Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Amendment, (b) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under its Guaranty, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

5.9 Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

5.10 Governing Law; Binding Effect.  This Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

5.11 ENTIRE AGREEMENT.  THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

[Remainder of Page Intentionally Left Blank.  Signature Pages Follow.]

Executed as of the date first written above.

BORROWER:

UNITED STATES LIME & MINERALS, INC.

By:	\s\ Michael L. Wiedemer
Michael L. Wiedemer
Vice President and Chief Financial Officer

WELLS FARGO BANK, N.A.,
as Administrative Agent and a Lender

By:	\s\ Jason Ford
Jason Ford
Senior Vice President

ACKNOWLEDGED AND AGREED TO:

ACT HOLDINGS, INC.
ARKANSAS LIME COMPANY
COLORADO LIME COMPANY
CORSON LIME COMPANY
TEXAS LIME COMPANY
U.S. LIME COMPANY (formerly named
U.S. LIME COMPANY – HOUSTON)
U.S. LIME COMPANY – O&G, LLC
(formerly named U.S. LIME – O&G
COMPANY, LLC)
U.S. LIME COMPANY – SHREVEPORT
U.S. LIME COMPANY – ST. CLAIR
U.S. LIME COMPANY – TRANSPORTATION
U.S. LIME – O&G (DELAWARE) LP, LLC
U.S. LIME – O&G GP, LLC

By:	\s\ Michael L. Wiedemer
Michael L. Wiedemer
Vice President and Chief Financial Officer

U.S. LIME – O&G PARTNERS, LP

By:	U.S. Lime – O&G GP, LLC,
its general partner

By:	\s\ Michael L. Wiedemer
Michael L. Wiedemer
Vice President and Chief Financial Officer